UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2021 (December 23, 2021)

MOBILE INFRASTRUCTURE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-55760	47-3945882
(Commission File Number)	(IRS Employer Identification No.)

250 E. 5th Street, Suite 2110, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

(702) 534-5577

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders (the “Annual Meeting”) of Mobile Infrastructure Corporation (the “Company”), held on December 23, 2021, the Company’s stockholders voted on the election of Jeffrey B. Osher as an Independent Director to serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Osher received the following votes:

For	Withhold	Broker Non-Votes
3,026,301	107,400	986,763

At the Annual Meeting, the Company’s stockholders voted on the election of Lorrence T. Kellar as an Independent Director to serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Kellar received the following votes:

For	Withhold	Broker Non-Votes
3,032,027	101,674	986,763

The Company’s stockholders also voted on the election of Danica Holley as an Independent Director to serve until the Company’s next annual meeting of stockholders and until her successor is duly elected and qualifies. Ms. Holley received the following votes:

For	Withhold	Broker Non-Votes
3,036,797	96,904	986,763

The Company’s stockholders also voted on the election of Damon Jones as an Independent Director to serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Jones received the following votes:

For	Withhold	Broker Non-Votes
3,027,762	105,939	986,763

The Company’s stockholders also voted on the election of Shawn Nelson as an Independent Director to serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Nelson received the following votes:

For	Withhold	Broker Non-Votes
3,032,070	101,631	986,763

The Company’s stockholders also voted on the election of Stephanie Hogue as an Affiliated Director to serve until the Company’s next annual meeting of stockholders and until her successor is duly elected and qualifies. Ms. Hogue received the following votes:

For	Withhold	Broker Non-Votes
3,035,278	98,423	986,763

The Company’s stockholders also voted on the election of Manuel Chavez, III as an Affiliated Director to serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Chavez received the following votes:

For	Withhold	Broker Non-Votes
3,026,431	107,270	986,763

The Company’s stockholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the company’s proxy statement relating to the Annual Meeting. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
2,843,833	160,357	129,511	986,763

The Company’s stockholders also voted on a non-binding advisory vote on the frequency of future stockholder advisory votes to approve executive compensation.  The Board of Directors may, in its discretion, determine to change the frequency with which the Company holds this vote.  This proposal received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
254,570	108,541	2,675,234	95,356	986,763

The Company’s stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2021 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
4,050,476	11,478	58,510	–

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE INFRASTRUCTURE CORPORATION

By:	/s/ Stephanie Hogue
Name:	Stephanie Hogue
Title:	President, Secretary and Interim Chief Financial Officer

Dated:  December 27, 2021